Exhibit 32.1

OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Lenox Group Inc. (the “Company”) on Form 10-Q for the period ended September 29, 2007, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2007	/s/ Marc L. Pfefferle

Marc L. Pfefferle Chief Executive Officer

Date:	November 8, 2007	/s/ Timothy J. Schugel

Timothy J. Schugel Chief Financial Officer